UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): April 1, 2008

FIDELITY NATIONAL FINANCIAL, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware (State or other Jurisdiction of Incorporation or Organization)	001-32630 (Commission File Number)	16-1725106 (IRS Employer Identification No.)

601 Riverside Avenue Jacksonville, Florida (Address of principal executive offices)		32204 (Zip code)
Registrant’s telephone number, including area code: (904) 854-8100

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Appointment of Certain Officers
SIGNATURES

Item 5.02 Appointment of Certain Officers
     Effective April 1, 2008, Brent B. Bickett agreed to change his title at FNF from Co-President to Executive Vice President, Corporate Finance, in recognition of his ongoing management responsibilities at Fidelity National Information Services, Inc. (“FIS”), where Mr. Bickett serves as Executive Vice President, Strategic Planning. Mr. Bickett is a long-time member of the senior management teams at FNF and FIS. Further information about Mr. Bickett is included in FNF’s definitive proxy statement filed with the Securities and Exchange Commission on April 19, 2007.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIDELITY NATIONAL FINANCIAL, INC.
Dated: April 7, 2008	By:	/s/ Anthony J. Park
Anthony J. Park
Executive Vice President and Chief Financial Officer

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